EXHIBIT 24

			      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors and the Principal Financial and Accounting Officer of MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, hereby constitute and appoint Livio D. DeSimone, Giulio Agostini, Dwight A. Peterson, John J. Ursu, Arlo D. Levi, and Roger P. Smith, or any of them, their true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for them and in their name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or desirable to enable MINNESOTA MINING AND MANUFACTURING COMPANY to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with said Commission of its annual report Form 10-K for the fiscal year ended December 31, 1994, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of MINNESOTA MINING AND MANUFACTURING COMPANY, and the names of the undersigned directors and Principal Financial and Accounting Officer to the Form 10-K and to any instruments and documents filed as part of or in connection with said Form 10-K or amendments thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have subscribed these presents this 13th day of February, 1995.


 /s/ Livio D. DeSimone                            /s/ Giulio Agostini
   Livio D. DeSimone, Chairman                          Giulio Agostini
of the Board and Chief Executive                     Senior Vice President
      Officer, Director                           Principal Financial Officer
						  Principal Accounting Officer


 /s/ Edward A. Brennan                             /s/ Allen E. Murray
Edward A. Brennan, Director                       Allen E. Murray, Director


 /s/ Lawrence E. Eaton                             /s/ Aulana L. Peters
Lawrence E. Eaton, Director                       Aulana L. Peters, Director


 /s/ Harry A. Hammerly                             /s/ Rozanne L. Ridgway
Harry A. Hammerly, Director                       Rozanne L. Ridgway, Director


 /s/ Allen F. Jacobson                             /s/ Frank Shrontz
Allen F. Jacobson, Director                       Frank Shrontz, Director


 /s/ Jerry R. Junkins                              /s/ F. Alan Smith
Jerry R. Junkins, Director                        F. Alan Smith, Director


 /s/ Ronald A. Mitsch                              /s/ Louis W. Sullivan
Ronald A. Mitsch, Director                        Louis W. Sullivan, Director